                               THIRD AMENDMENT TO AMENDED
                             AND RESTATED CREDIT AGREEMENT

          THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT"), dated as of October 10, 1997, is entered into among Crown Pacific Limited Partnership, a Delaware limited partnership (the "COMPANY"), the several financial institutions from time to time party to the Credit Agreement referred to below (collectively, the "BANKS"; individually, a "BANK"), Bank of America National Trust and Savings Association, as agent for the Banks (in such capacity, the "AGENT"), and ABN AMRO Bank, N.V. and Societe Generale, as co-agents for the Banks (in such capacity, the "CO-AGENTS").
                                  RECITALS

          WHEREAS, the Company, the Banks, the Co-Agents and the Agent are parties to the Amended and Restated Credit Agreement dated as of July 31, 1996, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of October 15, 1996, and the Second Amendment to Amended and Restated Credit Agreement dated as of March 31, 1997 (as so amended, the "CREDIT AGREEMENT"), pursuant to which the Banks have extended certain credit facilities to the Company;

          WHEREAS, the Company, the Banks, the Co-Agents and the Agent now heeby wish to amend the Credit Agreement in certain respects, all as set forth in greater detail below;

          NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                            AGREEMENT

          1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement.

          2. AMENDMENTS TO THE CREDIT AGREEMENT. Sections 1.1 and 6.11 of the Credit Agreement are hereby amended as follows:

          (a) The definition of "REVOLVING TERMINATION DATE" shall be amended by deleting the date "September 30, 1999" and inserting in its stead the date "September 30, 2000".

          (b) The definition of "PERMITTED BUSINESS" shall be deleted, and in its stead, the definition shall read:

              "PERMITTED BUSINESS" means (i) any business engaged in by the Company on the Closing Date; (ii) any business substantially similar or related to any such business, which shall include any business in the forest products industry, provided that any activity shall cease to be a Permitted Business if it causes or would cause more than 25% of the Company's assets on a consolidated basis valued at book value to be devoted to pulp or paper manufacturing; and (iii) any non-forest products business that is acquired as an incidental part of an acquisition of a Person or substantially all of a Person's assets engaged primarily in the forest products industry, so long as the Company sells or otherwise disposes of the assets involved in such other business as soon as practicable after such acquisition but in any event within one year after such acquisition.

          (c) The definition of "CASH FLOW" shall be deleted, and in its stead, the definition shall read:

              "CASH FLOW" means, at any date of determination, the sum of the following calculated for the Company and its Subsidiaries on a consolidated basis for the four fiscal quarter period ending on the last day of the most recent quarter for which financial reports pursuant to subsections 6.1(a) and (b) and a certificate pursuant to subsection 6.2(b) have been delivered: (i) EBITDA for such period; (ii) PLUS the Net Proceeds from the sale or other disposition of assets permitted under subsections 7.2(a), (b), (c),
          (d) or (f)(ii)(C) during such period, to the extent not otherwise included in determining EBITDA, plus Permitted Inclusions; (iii) PLUS or MINUS, as applicable, in connection with any businesses (other than timberland covered by clause (iv) below) acquired by the Company within such period, an amount equal to a good faith estimate of such additional amounts that would be included in determining EBITDA had such businesses been owned by the Company for the entirety of such period, as certified with reasonable accompanying detail by the Chief Financial Officer of the Company based upon such Chief Financial Officer's good faith estimates of applicable revenues and expenses arising from such businesses, and
          (iv) PLUS or MINUS, as applicable, in connection with any timberland acquired by the Company within such period, an amount equal to a good faith estimate of such additional amounts that would be included in determining EBITDA had such timberlands been owned by the Company for the entirety of such period, as certified with reasonable accompanying detail by the Chief Financial Officer of the Company based upon such Chief Financial Officer's good faith estimates of applicable revenues and expenses arising from such timberlands and assuming aggregate timber harvests in an amount that does not require proceeds to be placed in an escrow account pursuant to Section 7.4.

          (d) The definition of "PRO FORMA CONSOLIDATED CASH FLOW" shall be amended, so that the word "and" at the end of (v) and the entire paragraph
(vi) shall be deleted, and the following paragraphs will be inserted in their stead:

              (vi) PLUS and MINUS, as applicable, in connection with any businesses (other than timberlands covered by clause (vii) below) to be acquired by the Company with the proceeds of a Loan or previously acquired within such four fiscal quarters, an amount equal to a good faith estimate of such additional amounts that would be included in clauses (i), (ii), (iii) and (iv) above had such businesses been owned by the Company for the entirety of such four fiscal quarters, as certified with reasonable accompanying detail by the Chief Financial Officer of the Company based upon such Chief Financial Officer's good faith estimates of applicable revenues and expenses arising from such businesses; and

             (vii) PLUS and MINUS, as applicable, in connection with any timberland to be acquired by the Company with the proceeds of a Loan or previously acquired within such four fiscal quarters, an amount equal to a good faith estimate of such additional amounts that would be included in clauses (i), (ii), (iii) and (iv) above had such timberlands been owned by the Company for the entirety of such four fiscal quarters, as certified with reasonable accompanying detail by the Chief Financial Officer of the Company based upon such Chief Financial Officer's good faith estimates of applicable revenues and expenses arising from such timberlands and assuming aggregate timber harvests in an amount that does not require proceeds to be placed in an escrow or cash collateral account pursuant to Section 7.4.

          (e) The definition of "INTEREST EXPENSE" shall be deleted, and in its stead, the definition shall read:

              "INTEREST EXPENSE" means, at any date of determination, the sum of the following calculated for the Company and its Subsidiaries on a consolidated basis for the four fiscal quarter period ending on the last day of the most recent quarter for which financial reports pursuant to subsection 6.1(a) and a certificate pursuant to subsection 6.2(b) have been delivered: (a) the interest expense of the Company and its Subsidiaries, PLUS (b) the additional interest expense that would have accrued on the Indebtedness incurred to acquire businesses or timberland described in clauses (iii) or (iv) of the definition of "Cash Flow" had such Indebtedness been outstanding for the full four fiscal quarter period, based upon the interest rate applicable on such date of determination to such Indebtedness (unless a higher interest rate is scheduled to apply during the next four fiscal quarters, in which case such higher interest rate shall be employed for such portion of the prior four fiscal quarters as is scheduled to apply during the next four fiscal quarters).

          (f) The definition of "MATURITY DATE" shall be deleted, and in its stead, the definition shall read:

              "MATURITY DATE" means, if the Company properly exercises its election to repay the Loans in installments as provided in subsection 2.8(b), September 30, 2004, otherwise, the Revolving Termination Date.

          (g) The definition of "SENIOR DEBT" shall be deleted, and in its stead, the definition shall read:

              "SENIOR DEBT" means, as to the Company, as of any date of determination, without duplication, all outstanding unsecured Indebtedness of the Company of the type described in clauses (a) or
          (b) of the definition of Indebtedness herein and all Indebtedness represented by the Senior Notes, this Agreement and the Facility B Credit Agreement (including "L/C Obligations" as defined therein), but not including any subordinated Indebtedness.

          (h) The following new definition shall be inserted in the Agreement in its proper alphabetical order:

              "TRILLIUM NOTE" means the promissory note that may be executed by the Company in an aggregate principal amount not to exceed $107,500,000 representing the deferred purchase price of certain assets purchased by the Company from Trillium Corporation.

          (i) Subsection 2.7(a)(iii) shall be amended by inserting the phrase "for borrowed money" after the phrase "Senior Debt" in the second line thereof.

          (j) Subsection 2.7(b) shall be amended by deleting that portion of the first sentence thereof that ends at the first semicolon, and inserting the following phrase in its stead: "The Aggregate Commitment shall be permanently reduced from time to time by the amount of any mandatory prepayment of Loans required by subsection 2.7(a)(i) and by the amount of any Senior Debt (other than Loans) incurred by the Company after the Effective Date (as defined in the Third Amendment hereto) and permitted by subsection 7.6(i) excluding only Senior Debt evidenced by the Trillium Note and other Senior Debt constituting refinancing of the Trillium Note;".

          (k) Section 6.11 shall be amended by deleting clause (ii) thereof and inserting the following phrase in its stead: "(ii) for the cost (including related fees, commissions and expenses) of the acquisition of any Permitted Business or assets to be used in any Permitted Business, in all cases not in contravention of any Requirement of Law or of any Loan Document, and (iii) to pay the outstanding principal amount of the Trillium Note."

          (l) Subsection 7.5(f) shall be deleted and the following inserted in its stead:

              (f) investments or Acquisitions not otherwise permitted hereunder in a Person as long as (w) after giving effect to such investment or Acquisition, the Company remains engaged in a Permitted Business on a consolidated basis, (x) such Person is domiciled in, and substantially all of its assets are located in, the United States, Canada, Mexico or New Zealand, (y) such investments do not exceed in the aggregate an amount (the "ANNUAL INVESTMENT AMOUNT") equal to (i) in calendar year 1996, $10,000,000 and (ii) in each calendar year thereafter, the sum of (A) the Annual Investment Amount for the preceding calendar year PLUS (B) an increase equal to the percentage increase, if any, in the CPI for such preceding calendar year, multiplied by such Annual Investment Amount, and (z) the cumulative amount of such investments during the term of this Agreement shall not exceed an amount (the "CUMULATIVE INVESTMENT AMOUNT") equal to (i) $51,500,000 PLUS (ii) an increase equal to the percentage increase, if any, in the CPI from January 1, 1996 to the date of determination, multiplied by such Cumulative Investment Amount; and

          (m) Schedule 2 to the Form of Compliance Certificate shall be replaced with Schedule 2 attached hereto.

          (n)  Schedule 2.1 shall be replaced with Schedule 2.1 attached hereto.

     3. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Agent, the Co-Agents and the Banks as follows:

          (a)  No Default or Event of Default exists.

          (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary partnership and corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, without defense, counterclaim or offset.

          (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct as though made on and as of the date hereof (except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date).

          (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent, any of the Co-Agents, any Banks or any other Person.

     4. EFFECTIVE DATE. This Amendment will become effective on the first Business Day (the "Effective Date") upon which the Agent has received each of the following, in form and substance satisfactory to the Agent and each Bank, and in sufficient copies for each Bank:

          (a) AMENDMENT. This Amendment executed by the Company, the Agent, and each Bank;

          (b)  RESOLUTIONS; INCUMBENCY.

              (i) Copies of the resolutions of the board of directors of each MGP General Partner, as general partners of the Managing General Partner, as general partner of the Company, and the executive committee of the Board of Control of the Managing General Partner, in each case approving and authorizing the execution, delivery and performance by the Managing General Partner on behalf of the Company of this Amendment and the other Loan Documents being executed in connection herewith and the transactions contemplated hereby and thereby, certified as of the Effective Date by the Secretary or an Assistant Secretary of such MGP General Partner and the Managing General Partner, as the case may be; and

             (ii) A certificate of the Secretary or Assistant Secretary of the Managing General Partner certifying the names and true signatures of the officers of the Managing General Partner, as general partner of the Company, authorized to execute, deliver and perform, as applicable, this Amendment on behalf of the Company, and all other Loan Documents to be delivered hereunder, as well as a certificate signed by a Responsible Officer of the Company stating that all representations and warranties contained herein are true and correct as of the Effective Date and that no Default or Event of Default exists as of the Effective Date;

          (c) ORGANIZATION DOCUMENTS; GOOD STANDING. Each of the following documents:

                (i) the partnership certificate of the Company, the Managing General Partner and the Master Partnership as in effect on the Effective Date, certified by the Secretary of State (or similar, applicable Governmental Authority) of the state of formation of such entities as of a recent date;

               (ii) the articles or certificate of incorporation of each MGP General Partner as in effect on the Effective Date, certified by the Secretary of State (or similar applicable Governmental Authority) of the state of incorporation of such MGP General

          Partner as of a recent date and by the Secretary or Assistant Secretary of such MGP General Partner as of the Effective Date, and the bylaws of each MGP General Partner as in effect on the Effective Date, certified by the Secretary or Assistant Secretary of such MGP General Partner as of the Effective Date; and

              (iii) a good standing certificate for the Company, the Managing General Partner, the MGP General Partners and the Master Partnership from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation or formation, as applicable as of a recent date;

          (d) LEGAL OPINION. An opinion of Ball Janik LLP, as counsel to the Company and the Partner Entities and addressed to the Agent and the Banks, substantially in the form of EXHIBIT A; and

          (e) NOTES. Replacement Notes for each Bank that has elected to have its Loans so evidenced, that is increasing its Commitment pursuant to this Amendment, and that requests such a replacement Note before the Effective Date.

          5. RESERVATION OF RIGHTS. The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

          6.   MISCELLANEOUS.

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to the Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by, and construed in accordance with, the law of the State of California; provided, however, that the Agent and the Banks shall retain all rights arising under federal law.

          (d) This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, and all such counterparts taken together shall be deemed to constitute but one and the same instrument.

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment, or the Credit Agreement, respectively.

          (g) The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first above written.

                                   CROWN PACIFIC LIMITED PARTNERSHIP, a
                                   Delaware limited partnership

                                   By:   CROWN PACIFIC MANAGEMENT
                                         LIMITED PARTNERSHIP, a Delaware
                                         limited partnership,
                                         its general partner


                                        By:__________________________________
                                        Title:__________________________________


                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, as Agent

                                        By:__________________________________

                                        Title:__________________________________


                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, as a Bank

                                        By:__________________________________

                                        Title:__________________________________

                                   ABN AMRO BANK N.V., as Co-Agent and as a
                                   Bank

                                        By:__________________________________

                                        Title:__________________________________


                                        By:__________________________________

                                        Title:__________________________________


                                   SOCIETE GENERALE, as Co-Agent and as a Bank

                                        By:__________________________________

                                        Title:__________________________________


                                   BANK OF MONTREAL

                                        By:__________________________________

                                        Title:__________________________________

                                   THE BANK OF NOVA SCOTIA

                                        By:__________________________________

                                        Title:__________________________________


                                   BANQUE PARIBAS

                                        By:__________________________________

                                        Title:__________________________________

                                        By:__________________________________

                                        Title:__________________________________


                                   UNION BANK OF CALIFORNIA, N.A.

                                        By:__________________________________

                                        Title:__________________________________


                                   KEYBANK NATIONAL ASSOCIATION

                                        By:__________________________________

                                        Title:__________________________________


                                   WELLS FARGO BANK, N.A.
                                        By:__________________________________

                                        Title:__________________________________

                                   SCHEDULE 2

                       CROWN PACIFIC LIMITED PARTNERSHIP
                            COMPLIANCE CERTIFICATE*

                                                                                                             AMOUNT
SECTION                REQUIREMENT                                  COMPUTATIONS                        ALLOWED/REQUIRED
----------  ---------------------------------  -------------------------------------------------------  ----------------
7.1(g)      Judgment or Judicial attachment    Maximum allowed
            liens                                                                                        $    5,000,000
                                               Outstanding at month-day-year

7.1(i)      Purchase money security interests  Maximum allowed                                           $   25,000,000
                                               Outstanding at month-day-year

7.2(c)      Sales of assets                    Maximum allowed ("Annual Sales Amount") in
                                               (1) 1996 calendar year                                    $   10,000,000
                                               (2) each calendar year thereafter:
                                                   (a) Annual Sales Amount for preceding calendar year  $
                                                                                                        ----------------
                                                   (b) percentage increase in the CPI for preceding
                                                       calendar year                                                   %
                                                                                                        ----------------
                                                   (c) (a) multiplied by (b)                            $
                                                                                                        ----------------
                                                   (d) sum of (a) plus (c) (Annual Sales Amount for
                                                       such calendar year)                              $
                                                                                                        ----------------
                                               Cumulative dispositions from Closing Date through
                                               month-day-year
                                               Maximum allowed during term of Agreement
                                               (1) Basic amount                                          $   51,500,000
                                               (2) percentage increase in the CPI from January 1, 1996
                                                   to date of determination (month-day-year)                           %
                                                                                                        ----------------
                                               (3) (1) multiplied by (2)                                 $
                                                                                                        ----------------
                                                                                                         $
                                                                                                        ----------------
                                               (4) sum of (1) plus (3)

                                               Cumulative dispositions from Closing Date through
                                               month-day-year

               ACTUAL
SECTION        AMOUNT
----------  -------------
7.1(g)

            $
            -------------
7.1(i)
            $
            -------------
7.2(c)

            $
            -------------

------------------------------

* [The calculations set forth in this form of Compliance Certificate are by necessity less detailed than those contained in the Credit Agreement. In the event of any conflict between this Compliance Certificate and the Credit Agreement, the Credit Agreement shall in all cases prevail.]

                                                                                                             AMOUNT
SECTION                REQUIREMENT                                  COMPUTATIONS                        ALLOWED/REQUIRED
----------  ---------------------------------  -------------------------------------------------------  ----------------
7.2(e)      Exchanges of timberland            Maximum allowed for timberland during term of Agreement   $  400,000,000

                                               Cumulative exchanges through month-day-year

                                               Maximum allowed during term of Agreement for timberland
                                               received in exchange located in Canada, Mexico or New
                                               Zealand plus Net Proceeds invested in productive assets
                                               in such countries plus net proceeds of harvesting used
                                               to purchase timber or timberlands in such countries       $   50,000,000

                                               Actual amount of

                                               (1) timberland received in exchange located in Canada,
                                                   Mexico or New Zealand
                                               (2) Net Proceeds invested in productive assets in such
                                                   countries
                                               (3) Net proceeds of harvesting used to purchase timber
                                                   or timberlands in such countries
                                               (4) sum of (1), (2) and (3)

7.2(f)      Dispositions of assets not other-  Maximum Net Proceeds of disposition allowed at any time
            wise permitted                     which are not applied to purchase assets or repay
                                               Senior Debt                                               $   25,000,000

                                               Cumulative dispositions through month-day-year

            Planned Volume                     (1) Basic per annum amount (250 MMBF for 1996;
            [year-end only]                        thereafter based upon prior years' adjustments):

                                               (2) Annual Timber Increase [if applicable, to be calcu-
                                                   lated for each year after 1996]:
                                                   (a) timber acquired by Company and Subsidiaries during
                                                       calendar year     (not including timber acquired with
                                                       the net proceeds of an excess harvest)                      MMBF
                                                   (b) timber sold by Company and its Subsidiaries during
                                                       such calendar year                                          MMBF
                                                   (c) (a) minus (b) (Annual Timber Increase for such
                                                       calendar year)

                                               (3) Estimated Percentage (Estimate of the number of
                                                   additional board feet of timber that will be harvested
                                                   by the Company and its Subsidiaries by virtue of the
                                                   acquisition of newly acquired standing timber that is
                                                   the basis of the Annual Timber Increase for the cur-
                                                   rent fiscal year, expressed as a percentage of such
                                                   Annual Timber Increase, but not to exceed 15%)

                                               (4) If applicable, Annual Timber Increase amount to be
                                                   added to current year Planned Volume--(3) multiplied
                                                   by (2)(c)

               ACTUAL
SECTION        AMOUNT
----------  -------------
7.2(e)      $
            -------------
            $
            -------------

            $
            -------------

            $
            -------------

            $
            -------------
            $
            -------------
7.2(f)

            $
            -------------

                     MMBF

                     MMBF

                        %
            -------------

                     MMBF

                                                                                                             AMOUNT
SECTION                REQUIREMENT                                  COMPUTATIONS                        ALLOWED/REQUIRED
----------  ---------------------------------  -------------------------------------------------------  ----------------
                                               (5) Annual Timber Decrease [if applicable, to be cal-
                                                   culated for each year after 1996]:
                                                   (a) Timber sold by the Company and its Subsidiaries
                                                       during calendar year                                        MMBF
                                                   (b) Timber acquired by the Company and its Subsidi-
                                                       aries during such calendar year (not including
                                                       timber acquired with the net proceeds of excess
                                                       harvest)                                                    MMBF
                                                   (c) (a) minus (b) (Annual Timber Decrease for such
                                                       calendar year)

                                               (6) If applicable, percentage that such Annual Timber
                                                   Decrease ((5)(c)) represents as a percentage of the
                                                   inventory of standing timber owned by the Company and
                                                   its Subsidiaries at the end of the prior calendar year

                                               (7) If applicable, reduction in Planned Volume on
                                                   account of Annual Timber Decrease if the percentage set
                                                   forth in (6) above is 5% or greater or if the Asset
                                                   Coverage Ratio as computed below is less than
                                                   2.0:1.0--from 5(c) above

                                               (8) Planned Volume--(1) plus (3) or minus (7), as
                                                   applicable

            Asset Coverage Ratio               (1) Wholesale value of Inventory:
            [year-end only]
                                                   (a) Inventory at end of prior year [Insert detail sup-
                                                       porting computation of inventory of standing timber]        MMBF
                                                   (b) Retail value of (a) [Attach species and price
                                                       detail]
                                                   (c) 60% of (b)

                                               (2) Indebtedness at end of year (other than Indebted-
                                                   ness under the Working Capital Facility)
                                               (3) Asset Coverage Ratio--
                                               (1)(c) to (2)

            Harvesting Restrictions/           (1) Maximum allowed for any one calendar year (150% of
            [year-end only]                        Planned Volume)                                                 MMBF

                                                   Volume harvested during calendar year ending month-
                                                   day-year

                                               (2) [1997 and thereafter] Maximum allowed for any two
                                                   consecutive calendar years (140% of Planned Volume)             MMBF

                                                   Volume harvested during preceding two calendar years
                                                   ending month-day-year

               ACTUAL
SECTION        AMOUNT
----------  -------------

                     MMBF

                        %
            -------------

                     MMBF

                     MMBF

            $
            -------------
            $
            -------------

            $
            -------------








            $
            -------------
                     :1.0

                     MMBF

                     MMBF

                                                                                                             AMOUNT
SECTION                REQUIREMENT                                  COMPUTATIONS                        ALLOWED/REQUIRED
----------  ---------------------------------  -------------------------------------------------------  ----------------
                                               (3) [1998 and thereafter] Maximum allowed for any three
                                                   calendar years (130% of Planned Volume)                         MMBF

                                               Volume harvested during preceding three calendar years
                                               ending month-day-year

                                               (4) [1999 and thereafter] Maximum allowed for any four
                                                   consecutive calendar years (120% of Planned Volume)             MMBF

                                           Volume harvested during preceding four calendar years
                                               ending month-day-year

7.5(f)      Loans & Investments not other-     Maximum allowed
            wise permitted
                                               (1) in 1996 calendar year                                 $   10,000,000
                                               (2) in each calendar year thereafter:
                                                   (a) Annual Investment Amount for the preceding cal-
                                                       endar year                                        $
                                                                                                        ----------------
                                                   (b) CPI for such preceding calendar year                                %
                                                                                                        ----------------
                                                   (c) (a) multiplied by (b)                             $
                                                                                                        ----------------
                                               Cumulative investment for current calendar year through
                                               month-day-year

                                               Maximum allowed during term of this Agreement
                                               (1) Basic amount                                          $   51,500,000

                                               (2) Percentage increase in the CPI from January 1, 1996
                                                   to date of determination (month-day-year)                               %
                                                                                                        ----------------
                                               (3) (1) multiplied by (2)                                 $
                                                                                                        ----------------
                                               (4) sum of (1) plus (3)                                   $
                                                                                                        ----------------
                                               Cumulative investment through month-day-year

7.6(g)      Other ordinary course unsecured    Maximum allowed
            subordinated Indebtedness                                                                    $   10,000,000
                                               Outstanding at month-day-year
7.11        Restricted Payments                Available Cash:
                                               (1) cash receipts of Company from all sources during
                                                   fiscal quarter ending month-day-year
                                               (2) reduction with respect to such fiscal quarter in
                                                   cash reserves
                                               (3) amount available to be borrowed on the last day of
                                                   such fiscal quarter under the Working Capital Facility
                                               (4) sum of (1), (2) and (3)
                                               (5) cash disbursements of Company during such fiscal
                                                   quarter

               ACTUAL
SECTION        AMOUNT
----------  -------------

                     MMBF

                     MMBF
7.5(f)

            $
            -------------

            $
            -------------
7.6(g)

            $
            -------------









7.11        $
            -------------

            $
            -------------

            $
            -------------

            $
            -------------
            $
            -------------

            $
            -------------

                                                                                                             AMOUNT
SECTION                REQUIREMENT                                  COMPUTATIONS                        ALLOWED/REQUIRED
----------  ---------------------------------  -------------------------------------------------------  ----------------
                                               (6) cash reserves established with respect to such
                                                   fiscal quarter and increase with respect to such
                                                   fiscal quarter in cash reserves

                                               (7) sum of (5) and (6)

                                               (8) excess of (4) over (7)

7.15        Cash Flow to Interest Expense      Cash Flow:
            Ratio
                                               (1) EBITDA
                                                   (a) Consolidated net income (or net loss) without
                                                       extraordinary losses or extraordinary gains
                                                   (b) Amounts treated as expenses for depreciation,
                                                       depiction and interest and amortization of
                                                       intangibles
                                                   (c) Accrued taxes on or measured by income
                                                   (d) sum of (a), (b) and (c)

                                               (2) Net Proceeds from disposition of assets under
                                                   subsections 7.2(a), (b), (c), (d), or (f)(ii)(c)
                                                   to the extent not otherwise included in EBITDA

                                               (3) Permitted Inclusions

                                               (4) additional amounts that would be included in
                                                   determining EBITDA had business (other than timberland)
                                                   acquired by Company) within such four fiscal quarter
                                                   period been owned by Company (see attached for detail
                                                   as to such good faith estimate)

                                               (5) additional amounts that would be included in
                                                   determining EBITDA had timberland acquired by Company
                                                   within such four fiscal quarter period been owned by
                                                   Company (see attached for detail as to such good faith
                                                   estimate)

                                               (6) sum of 1(d) plus (2) plus (3) plus (4) plus (5)
                                                   Interest Expense:
                                                   (1) interest expense
                                                   (2) additional interest expense that would have accrued
                                                       on Indebtedness, if any, incurred to acquire certain
                                                       businesses
                                                   (3) additional interest expense that would have accrued
                                                       on Indebtedness, if any, incurred to acquire certain
                                                       timberlands
                                                   (4) sum of (1) plus (2) plus (3)

               ACTUAL
SECTION        AMOUNT
----------  -------------

            $
            -------------
            $
            -------------
            $
            -------------
7.15

            $
            -------------

            $
            -------------
            $
            -------------
            $
            -------------

            $
            -------------
            $
            -------------

            $
            -------------

            $
            -------------
            $
            -------------

            $
            -------------

            $
            -------------

            $
            -------------
            $
            -------------

                                                                                                             AMOUNT
SECTION                REQUIREMENT                                  COMPUTATIONS                        ALLOWED/REQUIRED
----------  ---------------------------------  -------------------------------------------------------  ----------------
                                               Ratio of Cash Flow to Interest Expense                        2.5 to 1.0

7.15        Cash Flow to Debt Service Ratio    Cash Flow (as determined above)

                                               Debt Service:

                                               (i) Interest Expense for the preceding four fiscal
                                                   quarters                                              $
                                                                                                        ----------------
                                               (ii) Amount payable by Company and its Subsidiaries on
                                                    a consolidated basis in respect of scheduled
                                                    principal payments with Subsidiaries other than
                                                    Facility B Loans                                     $
                                                                                                        ----------------
                                               (iii) Debt Service--(i) plus (ii)

                                               Cash Flow to Debt Service Ratio                                 1.25:1.0

            Total Debt to Cash Flow Ratio      Total Debt

                                               Cash Flow (See Section 7.15 Cash Flow calculation)

                                               Total Debt to Cash Flow Ratio

                                               Applicable Margin
                                               Commitment Fee Percentage
                                               Letter of Credit Rate

            Pro Forma Consolidated Cash Flow   Pro Forma Consolidated Cash Flow
            Ratios
                                               (1) Cash Provided by Operating Activity
                                                   (a) cash receipts (excluding cash proceeds from
                                                       Interim Capital Transactions)
                                                   (b) (i) cash operating expenditures
                                                       (ii) cash debt service payments (other than
                                                       certain payments or prepayments of principal
                                                       and premium)
                                                       (iii) cash capital expenditures
                                                       (iv) sum of (i), (ii) and (iii)
                                                   (c) reductions less additions to certain cash
                                                       reserves
                                                   (d) (a) minus (b)(iv) plus (c)

                                               (2) Cash debt service payments to extent subtracted in
                                                   determining Cash Provided by Operating Activity
                                               (3) Cash capital expenditures, except those relating to
                                                   Operating Capacity Acquisitions, Capital Additions and
                                                   Improvements and Interim Capital Transactions, to
                                                   extent subtracted in determining Cash Provided by
                                                   Operating Activity

               ACTUAL
SECTION        AMOUNT
----------  -------------
                   :
            -------------
7.15        $
            -------------

            $
            -------------
                     :1.0
            $
            -------------
            $
            -------------
                  :
            -------------








                        %
            -------------
                        %
            -------------
%
            -------------

            $
            -------------

            $
            -------------
            $
            -------------

            $
            -------------
            $
            -------------
            $
            -------------
            $
            -------------
            $
            -------------

            $
            -------------

            $
            -------------

                                                                                                             AMOUNT
SECTION                REQUIREMENT                                  COMPUTATIONS                        ALLOWED/REQUIRED
----------  ---------------------------------  -------------------------------------------------------  ----------------
                                               (4) Reductions minus additions to certain cash reserves

                                               (5) Additions minus reductions to certain cash reserves

                                               (6) In connection with business to be acquired or
                                                   previously acquired within such four fiscal quarters,
                                                   an amount equal to good faith estimate of such
                                                   additonal amounts that would be included in clauses
                                                   (1), (2), (3) and (4) above had such business been
                                                   owned by Company (see attached for detail as to such
                                                   good faith estimate)

                                               (7) In connection with any timberland to be acquired
                                                   with the proceeds of a Loan or previously acquired
                                                   within such four fiscal quarters, an amount equal to
                                                   good faith estimate of such additional amounts that
                                                   would be included in clauses (1), (2), (3) and (4)
                                                   above had such timberlands been owned by Company (see
                                                   attached for detail as to such good faith estimate)

                                               (8) Sum of (1), (2), (3), (4) and (5) plus or minus, as
                                                   applicable, (6) and (7)

                                               Pro Forma Interest Expense

                                               (1) Interest expense payable during four fiscal quarter
                                                   period on all Indebtedness of Company and Subsidiaries

                                               (2) Interest expense that would have been payable
                                                   during such four fiscal quarter period in respect of
                                                   any Indebtedness proposed to be incurred on such date
                                                   of determination, and Indebtedness incurred after the
                                                   end of such four fiscal quarter period and before such
                                                   date of determination

                                               (3) Sum of (1) and (2)

                                               Pro Forma Maximum Debt Service

                                               (1) Highest amount payable by Company and Subsidiaries
                                                   during any consecutive four fiscal quarters, in respect
                                                   of scheduled principal and interest with respect to all
                                                   Indebtedness of Company and Subsidiaries

                                               (2) Interest expense accrued on Facility B Loans during
                                                   the most recent four fiscal quarters

                                               (3) Sum of (1) and (2)

7.3,                                           Pro Forma Consolidated Cash Flow to Pro Forma Interest
7.6(i)                                         Expense

               ACTUAL
SECTION        AMOUNT
----------  -------------
            $
            -------------
            $
            -------------

            $
            -------------

            $
            -------------

            $
            -------------

            $
            -------------

            $
            -------------
            $
            -------------

            $
            -------------

            $
            -------------
            $
            -------------
7.3,
7.6(i)             :
            -------------

                                                                                                             AMOUNT
SECTION                REQUIREMENT                                  COMPUTATIONS                        ALLOWED/REQUIRED
----------  ---------------------------------  -------------------------------------------------------  ----------------
6.4, 7.3,                                      Pro Forma Consolidated Cash Flow to Pro Forma Maximum
7.6(i)                                         Debt Service

               ACTUAL
SECTION        AMOUNT
----------  -------------
6.4, 7.3,
7.6(i)            :
            -------------

                                  SCHEDULE 2.1

                                  COMMITMENTS
                              AND PRO RATA SHARES

BANK                                                                             COMMITMENT       PRO RATA SHARE
----------------------------------------------------------------------------  -----------------  ----------------
Bank of America National Trust and Savings Association......................  $   22,727,272.73      15.151515152%
ABN AMRO Bank, N.V..........................................................      19,318,181.82      12.878787880%
Societe Generale............................................................      19,318,181.82      12.878787880%
Bank of Montreal............................................................      15,000,000.00      10.000000000%
The Bank of Nova Scotia.....................................................      15,000,000.00      10.000000000%
Banque Paribas..............................................................      13,636,363.63      9.0909090880%
Key Bank....................................................................      15,000,000.00      10.000000000%
Union Bank of California, N.A...............................................      15,000,000.00      10.000000000%
Wells Fargo Bank, N.A.......................................................      15,000,000.00      10.000000000%
  TOTAL.....................................................................  $  150,000,000.00     100.000000000%

                                       22